UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2016

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On August 29, 2016, Mattress Firm Holding Corp. (the “Company” or “Mattress Firm”) issued a press release announcing that on August 26, 2016 the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, terminated with respect to the proposed acquisition of the Company by Steinhoff International Holdings N.V. (“Steinhoff”).  The acquisition is expected to close by or around the end of the third calendar quarter, subject to the satisfaction of a majority tender condition and other customary closing conditions.

The foregoing description is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements regarding Mattress Firm, including, but not limited to, statements related to the expected timing and closing of the proposed acquisition of Mattress Firm by Steinhoff. These forward-looking statements are based on Mattress Firm’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Steinhoff’s ability to complete the transaction on the proposed terms and schedule, including risks and uncertainties related to the satisfaction of closing conditions such as, without limitation, Mattress Firm stockholders not tendering shares in the tender offer; the possibility that competing offers will be made; that a material adverse effect occurs with respect to Mattress Firm; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the outcome of legal proceedings that may be instituted against Mattress Firm and/or others related to the proposed transaction and those other risks detailed under the caption “Risk Factors” and elsewhere in Mattress Firm’s U.S. Securities and Exchange Commission (“SEC”) filings and reports, including in Mattress Firm’s Quarterly Report on Form 10-Q for the quarter ended May 3, 2016 and Annual Report on Form 10-K for the year ended February 2, 2016, which are filed with the SEC. Mattress Firm cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. Mattress Firm undertakes no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events or changes in its expectations.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Nothing in this Current Report on Form 8-K is a recommendation, an offer to purchase or a solicitation of an offer to sell shares of Mattress Firm stock. STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT ON SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) FILED BY STEINHOFF WITH THE SEC AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 FILED BY MATTRESS FIRM WITH THE SEC, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. Stockholders can obtain these documents free of charge from the SEC’s website at http://www.sec.gov, or from Mattress Firm upon written request to Secretary, Mattress Firm Holding Corp., 5815 Gulf Freeway, Houston, Texas 77023, telephone number (713) 923-1090 or from Mattress Firm’s website, http://ir.mattressfirm.com. Such materials filed by Steinhoff are also available for free at Steinhoff’s website, http://www.steinhoff.com.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits

99.1                        Press release dated August 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: August 29, 2016	By:	/s/ Alexander S. Weiss
Alexander S. Weiss
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release dated August 29, 2016.